Exhibit 10.102

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of February 11, 2008 to the Credit Agreement referenced below is by and among Epicor Software Corporation, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of December 16, 2007 among Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and all the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendment. The Credit Agreement is amended as follows:

2.1 Each reference in the Credit Agreement to “Section 7.02(b)” is amended to read “Section 7.02(a)”.

2.2 The definitions of “CAT” and “Regulation” in Section 1.01 are deleted.

2.3 In the definition of “Attributable Indebtedness” in Section 1.01 the “)” at the end of clause (d) is deleted.

2.4 In the last sentence of each of Section 2.05(b)(i) and Section 2.05(b)(v) the phrase “immediately provided such additional Cash Collateral” is amended to read “immediately provide such additional Cash Collateral”.

2.5 In Section 7.02(d) the phrase “would be to be” is amended to read “would be”.

2.6 The cover page to the Credit Agreement is amended to read as set forth on Exhibit A hereto.

3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon the execution of this Amendment by the Loan Parties and all the Lenders.

4. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Credit Documents.

5. Reaffirmation of Security Interests. Each Loan Party (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

6. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

7. Counterparts; Facsimile Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as an original.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EPICOR SOFTWARE CORPORATION, a Delaware corporation

	By:	/s/ MICHAEL A. PIRAINO
	Name:	Michael A. Piraino
	Title:	Chief Financial Officer and Executive Vice President

GUARANTORS:	CRS RETAIL TECHNOLOGY GROUP, INC., a Utah corporation
CRS RETAIL SYSTEMS, INC., a New York corporation

	By:	/s/ MICHAEL A. PIRAINO
	Name:	Michael A. Piraino
	Title:	President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ BRENDA H. LITTLE
	Name:	Brenda H. Little
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ FRED L. THORNE
	Name:	Fred L. Thorne
	Title:	Managing Director

KEYBANK NATIONAL ASSOCIATION

	By:	/s/ RAED Y ALFAYOUMI
	Name:	Raed Y. Alfayoumi
	Title:	Vice President

EXHIBIT A

Published CUSIP Number: 29426NAA2

CREDIT AGREEMENT

Dated as of December 16, 2007

among

EPICOR SOFTWARE CORPORATION,

as the Borrower,

THE SUBSIDIARIES OF THE BORROWER IDENTIFIED HEREIN,

as the Guarantors,

THE LENDERS PARTY HERETO,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

WELLS FARGO FOOTHIL, LLC, HSBC BANK USA, N.A., and COMERICA BANK,

as Co-Documentation Agents

and

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

Arranged By:

BANC OF AMERICA SECURITIES LLC,

as Sole Lead Arranger and Book Manager